ING Investors Trust

ING International Growth Opportunities Portfolio

Supplement dated May 21, 2009

to the Adviser Class (“ADV Class”) Shares Prospectus, Institutional Class (“Class I”)

Shares Prospectus, Service Class (“Class S”) Shares Prospectus

and Service 2 Class Shares Prospectus, and

the ADV Class, Class I, Class S and Service 2 Class Statement of Additional Information

 each dated May 1, 2009

On May 14, 2009, the Board of Trustees of ING Investors Trust approved a proposal to reorganize ING International Growth Opportunities Portfolio (“Disappearing Portfolio”) into ING Artio Foreign Portfolio (“Surviving Portfolio”) (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING International Growth Opportunities	ING Artio Foreign

The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolio.  If shareholder approval is obtained at the Special Meeting of Shareholders that is scheduled to take place during the third quarter 2009, it is expected that the Reorganization shall close during the third quarter 2009. Shareholders of the Disappearing Portfolio will be notified if the Reorganization is not approved.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE